Exhibit 10.6

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of November 9, 2005 (as amended, supplemented or modified from time to time, this “Agreement”), made by MARVEL ENTERTAINMENT, INC. (referred to herein as “Borrower” or a “Grantor”) and MARVEL CHARACTERS, INC. (referred to herein as a “Grantor” and collectively, with the Borrower, as “Grantors”) in favor of HSBC BANK USA, NATIONAL ASSOCIATION (“Secured Party”).

RECITALS

Pursuant to the Credit Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the “Credit Agreement” capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement) by and among Grantors and Secured Party, Secured Party has agreed to make the Loans to and Issue Letters of Credit for the account of Borrower. In order to induce Secured Party to make the Loans and Issue the Letters of Credit, Grantors have agreed to grant a continuing Lien on the Collateral to secure the Obligations (as hereinafter defined). Accordingly, Grantors hereby agree as follows:

1.	Security Interest.

(a)           Grant of Security. As security for the Obligations (as hereinafter defined), each Grantor hereby delivers, assigns, pledges, sets over and grants to Secured Party a first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of its personal property described on Exhibit A hereto which is executed by an authorized person of such Grantor, together with all substitutions and replacements thereof and any products and proceeds thereof including any which are described on a supplement hereto in substantially the form of Exhibit B hereto (the “Collateral”).

(b)           Security for Obligations. This Agreement secures the payment of all now existing or hereafter arising obligations of Grantors to Secured Party, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise under the Credit Agreement or any other Credit Document (as defined in the Credit Agreement) including the Guaranty, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding (all such obligations being the “Obligations”).

(c)           Grantor Remains Liable. This Agreement shall not affect Grantors’ liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. The exercise by Secured Party of any of the rights hereunder shall not release Grantors from any of its duties or obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Agreement had not been executed. Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(d)           Supplement. From time to time Grantors may deliver, assign, pledge, set over and grant to Secured Party a first priority security interest in any additional items of personal property by delivering on a supplement hereto in substantially the form of Exhibit B hereto listing such items; thereafter, all such items of personal property shall be “Collateral” hereinafter and subject to the terms of this Agreement.

(e)           Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

2.            Title; Liens and Encumbrances. Each Grantor represents and warrants that it is (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be) the record and beneficial owner of, having (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and marketable title to, the Collateral pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except the Liens created by this Agreement and each Grantor will promptly notify Secured Party of any such other Lien or claim made or asserted against the Collateral and will defend the Collateral against any such Lien or other claim.

3.            State of Organization or Residence; Legal Name. Each Grantor represents, warrants and covenants to Secured Party as follows:

(a)           Such Grantor’s state of organization is set forth on Schedule I to the Credit Agreement. Such Grantor shall promptly notify Secured Party of any change in the foregoing representation.

(b)           Such Grantor’s registered or legal name is as set forth on Schedule I to the Credit Agreement. Such Grantor currently uses, and during the last five years has used, no other names including business or trade names, except as set forth on Schedule II to the Credit Agreement. Such Grantor shall not change such name without providing Secured Party 30 days prior written notice.

(c)           Such Grantor’s organizational identification number is as set forth on Schedule II to the Credit Agreement. Such Grantor currently uses, and during the last five years has used, no other organizational identification numbers including any used by predecessors to such Grantor, except as set forth on Schedule II to the Credit Agreement. Such Grantor shall not change such organizational identification number without providing Secured Party 30 days prior written notice.

(d)           The grant of the security interest in the Collateral, combined with the filing of financing statements, the execution of control agreements, the execution of Assignments, and/or possession of the Collateral, each as appropriate, is effective to vest in Secured Party a valid and perfected first priority security interest, superior to the rights of any person in and to the Collateral as set forth herein.

4.            Perfection of Security Interest. Each Grantor authorizes Secured Party to file all such financing statements and amendments thereto pursuant to the Uniform Commercial Code as in effect in the State of New York as it may be amended, supplemented or modified from time to time (the “UCC”) or other notices appropriate under applicable law, as Secured Party may require, each in form satisfactory to Secured Party. Secured Party may transfer, withdraw or redeem any funds or other property in each deposit account or securities account constituting Collateral without further consent by Grantors; provided that Secured Party will not exercise any of such rights other than during an Event of Default. Grantors also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable. Each Grantor authorizes Secured Party to take all other action which Secured Party may deem necessary or desirable to perfect or otherwise protect the Liens created hereunder and to obtain the benefits of this Agreement.

5.            Covenants Relating to Collateral. Until the Obligations shall have been paid in full, all Letters of Credit Undrawn Amounts have been cash collateralized in accordance with the Credit Agreement, and the Credit Agreement shall have terminated, each Grantor covenants and agrees that if such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Collateral consisting of securities, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Collateral consisting of securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of Secured Party, hold the same in trust for Secured Party and deliver the same forthwith to Secured Party in the exact form received, duly indorsed by such Grantor to Secured Party, if required, together with an undated assignment covering such certificate duly executed in blank by Grantor and with, if Secured Party so requests, signature guaranteed, to be held by Secured Party, subject to the terms thereof, as additional collateral security for the Obligations. If any of the foregoing property so distributed in respect of the Collateral consisting of securities shall be received by any Grantor, such Grantor shall, until such property is paid or delivered to Secured Party, hold such property in trust for Secured Party, segregated from other funds or property of such Grantor, as additional collateral security for the Obligations.

6.	Collections; Other Rights.

(a)           Except as provided herein, Grantors may receive all cash interest, dividends and distributions paid in respect of the Collateral consisting of securities, and to exercise all voting rights with respect to the Collateral consisting of securities; provided, however, that no vote shall be cast or right exercised or other action taken which, in Secured Party’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other Credit Document.

(b)           All of the foregoing amounts set forth in paragraph (a) of this Section 6 so collected after the occurrence of and during the continuation of an Event of Default shall be held in trust by Grantors for and as the property of Secured Party, and shall not be commingled with other funds, money or property of Grantors.

(c)           After the occurrence and during the continuation of an Event of Default, each Grantor will immediately upon receipt of all such checks, cash or other remittances constituting part of the Collateral or in payment for any Collateral sold, transferred, leased or otherwise disposed of, deliver any such items to Secured Party accompanied by a remittance report in form supplied or approved by Secured Party. Each Grantor shall deliver such items received by it in the same form received, endorsed or otherwise assigned by the applicable Grantor where necessary to permit collection of such items.

7.            Events of Default. The occurrence of any one or more Events of Default by any Obligor under the Credit Agreement shall constitute an event of default (“Event of Default”) under this Agreement.

7A.         Registration Rights. If after the occurrence and during the continuance of an Event of Default, in the opinion of the Lender it is necessary or advisable to have the Pledged Securities, or any portion thereof to be registered under the provisions of the Securities Act of 1933 (the “Securities Act”), the relevant Grantor shall cause (or, in the case of an issuer that is not a Subsidiary of the Borrower, use its best efforts in accordance with the instructions of the Lender to cause) the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold, (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and (iv) comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction that the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11 (a) of the Securities Act. Each Grantor recognizes that the Lender may be unable to effect a public sale of any Pledged Securities by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any Pledged Securities for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so. Each Grantor further agrees that a breach of any covenant contained in this Section 7A will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7A shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default is continuing under the Credit Agreement. If any Grantor fails to perform or comply with any of the agreements contained in this Section 7A herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with the agreements contained in this Section 7A. The Lender shall pay all reasonable costs and expenses incurred by the Borrower, including but not limited to fees and disbursements of counsel for the Borrower, in connection with the registration of the Pledged Securities as contemplated by this Section 7A.

8.	Rights and Remedies.

(a)           In the event of the occurrence and continuation of any Event of Default:  (i) Secured Party may exercise exclusive control over the Collateral; (ii) Secured Party shall have the right, with or without (to the extent permitted by applicable law) notice to any Grantor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally to exercise any and all rights afforded to a secured party under the UCC or other applicable law; (iii) Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker’s board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Secured Party in its sole discretion may deem advisable; (iv) at Secured Party’s request, Grantors shall assemble the Collateral and make it available to Secured Party at places which Secured Party shall select, whether at Grantors’ premises or elsewhere, and make available to Secured Party, without rent, all of Grantors’ premises and facilities for the purpose of Secured Party’s taking possession of, removing or putting the Collateral in saleable or disposable form; (v) Secured Party shall have the right to receive any and all cash interest, dividends, distributions, payments or other proceeds paid in respect of the Collateral and make application thereof to the Obligations in such order as

Secured Party may determine; and (vi) any or all of the Collateral may be registered in the name of Secured Party or its nominee and they may thereafter exercise (x) all voting, corporate and other rights pertaining to such Collateral and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all securities or securities entitlements upon any merger, consolidation, reorganization, recapitalization or other fundamental change, or upon the exercise of Grantors or Secured Party of any right, privilege or option pertaining to such securities or securities entitlements, and in connection therewith, the right to deposit and deliver any and all of the securities or securities entitlements with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine), all without liability except to account for property actually received by it, but Secured Party shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)           Any such sale, lease or other disposition of Collateral may be made without demand for performance or any notice of advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition, each Grantor agrees that the sending of five days notice by ordinary mail, postage prepaid, to such Grantor of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral may be materially diminished in value during such five-day period, Secured Party shall provide Grantors with such shorter notice as it deems reasonable under the circumstances.

(c)           The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys’ fees and legal expenses incurred by Secured Party, and then to satisfaction of the Obligations (in any order as Secured Party may decide in its sole discretion), to the payment of any other amounts required by applicable law, and then to the Borrower. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower will be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands against Secured Party arising out of the repossession, removal, retention or sale of the Collateral.

9.            Power of Attorney. Each Grantor authorizes Secured Party and does hereby make, constitute and appoint Secured Party, and any officer or agent of Secured Party, with full power of substitution, as such Grantor’s true and lawful attorney-in-fact, with power, in its own name or in the name of such Grantor:  (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of Secured Party; (ii) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (iii) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (iv) to take actions as provided in the penultimate sentence of Section 7A; (v) to exercise all membership rights, powers and privileges in connection with the Collateral to the same extent as such Grantor is entitled to exercise such rights, powers and privileges; and (vi) generally to do all acts and things which Secured Party deems necessary to protect, preserve and realize upon the Collateral and Secured Party’s security interest therein. Each Grantor hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the

Obligations shall be outstanding. Secured Party may exercise this power of attorney only after the occurrence and during the continuance of an Event of Default.

10.          Notices. Notices shall be given in the manner, to the addresses and with the effect provided in Section 7.1 of the Credit Agreement.

11.          Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, then Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of Secured Party’s rights and remedies hereunder.

12.	No Waiver; Rights Cumulative.

(a)           No course of dealing between any Grantor and Secured Party, or Secured Party’s failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)           All of Secured Party’s rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

13.          Limitation on Secured Party’s Duty in Respect of Collateral. Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.

14.          Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Secured Party therefrom shall in any event be effective unless the same shall be in writing, approved by Secured Party and signed by Secured Party, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

15.          Successors and Assigns. This Agreement and all obligations of Grantors and Secured Party hereunder shall be binding upon the successors and assigns of Grantors and Secured Party, as applicable, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party and their respective successors and assigns.

16.          No Partnership. The relationship between Secured Party and Grantors shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Agreement or the other Credit Documents. Grantors shall indemnify, defend, and save Secured Party harmless from any and all claims asserted against Secured Party as being the agent, partner, or joint-venturer of Grantors.

17.          Entire Agreement. This Agreement embodies the entire agreement and understanding between Grantors and Secured Party with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Each Grantor acknowledges and agrees that there is no oral agreement between any Grantor and Secured Party which has not been incorporated in this Agreement.

18.          Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

19.          Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

20.	Governing Law; Jurisdiction; Consent to Service of Process.

(a)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent the UCC provides for the application of the law of another state.

(b)           EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH GRANTOR HEREBY WAIVES ANY RIGHT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

21.          Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

22.          Joint and Several Obligations. All Obligations, agreements and liabilities of Grantors under this Agreement shall be joint and several.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned party has executed this Agreement to be effective for all purposes as of the date above first written.

MARVEL ENTERTAINMENT, INC.

MARVEL ENTERTAINMENT, INC.

By /s/ Kenneth P. West

      Name  Kenneth P. West

      Title:  Executive Vice President and
      Chief Financial Officer

Notice Address for The Borrower:

ADDITIONAL OBLIGOR(S):

MARVEL CHARACTERS, INC.

By /s/ Kenneth P. West

      Name  Kenneth P. West

      Title:  Treasurer

EXHIBIT A

This Exhibit A to the Pledge and Security Agreement, dated as of November 9, 2005 (as amended, supplemented or modified from time to time, the “Pledge Agreement”), made by Marvel Entertainment, Inc. and Marvel Characters, Inc. (“Grantors”) in favor of HSBC Bank USA, National Association (the “Secured Party”) describes the Collateral granted by each Grantor to Secured Party pursuant to the Pledge Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of each Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of such Grantor:

1.            Account No. 550-09500 maintained at HSBC Securities (USA) Inc. at 452 Fifth Avenue, New York, New York 10018 (which constitutes a “Security Account” under the UCC).

2.            All of the common stock of Marvel Entertainment, Inc. owned by the Borrower that has been repurchased by Marvel Entertainment, Inc. after the Closing Date.

3.	All of each Grantor’s Accounts (as defined in the UCC).

4.            All of each Grantor’s right, title and interest in and to the Master Toy License, including (a) all rights of each Grantor to receive moneys and other property or assets due and to become due under or pursuant to the Master Toy License (such rights being subject to the rights of motion picture studios to share in certain license streams generated by the Master Toy License), (b) all claims of each Grantor for damages arising out of or for breach of or default under the Master Toy License, (c) all rights of each Grantor to receive moneys and other proceeds due and to become due pursuant to any indemnity, costs and expenses provision or guaranty under the Master Toy License, (d) the right of each Grantor to terminate the Master Toy License, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder, and (e) all accounts and general intangibles relating to or arising in connection with or out of the Master Toy License.

5              To the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing.

The undersigned has executed this Exhibit A as of the date first written above.

MARVEL ENTERTAINMENT, INC.

By /s/ Kenneth P. West

      Name  Kenneth P. West

      Title:  Executive Vice President and
      Chief Financial Officer

MARVEL CHARACTERS, INC.

By /s/ Kenneth P. West

      Name  Kenneth P. West

      Title:  Treasurer

EXHIBIT B

SUPPLEMENT NO. _______ dated as of _____________, 200_ (this “Supplement”) to Pledge and Security Agreement dated as of November ___, 2005 (as amended, supplemented or modified from time to time, the “Pledge Agreement”) made by Marvel Entertainment, Inc. (the “Grantor”) in favor of HSBC Bank USA, National Association (the “Secured Party”).

As security for the Obligations (as defined in the Pledge Agreement), Grantor hereby delivers, assigns, pledges, sets over and grants to Secured Party a first priority security interest in, all of each Grantors’ right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of personal property of each Grantor described below together with all substitutions and replacements thereof and any products and proceeds thereof:

[describe collateral]

Exhibit A to the Pledge Agreement executed by each Grantor shall be deemed amended to include all of the foregoing items of personal property and such items shall be “Collateral” as defined in the Pledge Agreement and subject to the terms of the Pledge Agreement.

This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned parties have executed this Supplement to be effective for all purposes as of the date above first written.

GRANTORS:

MARVEL ENTERTAINMENT, INC.

By_________________________________

Name:
Title:

MARVEL CHARACTERS, INC.

By_________________________________

Name:
Title: